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Newtek Business Services, Inc.
NASDAQ: NEWT
First Quarter 2012
Financial Results Conference Call
May 8, 2012 4:15 PM
Hosted By:
Barry Sloane, CEO and Chairman
Jennifer C. Eddelson, CAO
Investor Relations Public Relations
Rubenstein Investor Relations, Inc. Rubenstein Public Relations, Inc.
Timothy Clemensen
(212) 843-9337
tclemensen@rubensteinir.com
Jonathan Goldberg
(212) 843-9335
jgoldberg@rubensteinpr.com
William Swalm
(212) 843-8094
bswalm@rubensteinir.com
Jennifer Seley
(212) 843-8295
jseley@rubensteinpr.com
Exhibit 99.1

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Safe Harbor Statement
The statements in this slide presentation including statements regarding anticipated future financial performance, Newtek's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All
forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the Securities and
Exchange Commission and available through http://www.sec.gov
Our Capcos operate under a different set of rules in each of the 7 jurisdictions and these place varying requirements on the structure of our investments. In some cases, particularly in Louisiana or in certain situations in New York, we do not control the equity or management of a qualified business, but that cannot always be presented orally or in written presentations.

- The Company had consolidated pretax income of $2.1 million; an increase of $1.3 million over the first quarter of 2011
- The Company had consolidated net income attributable to Newtek Business Services (excludes non-controlling interests) of $1.3 million; an increase of $794 thousand over the first quarter of 2011, and EPS of $0.04 per diluted share as compared to $0.01 per diluted share for first quarter of 2011
- Consolidated Modified EBITDA was $3.6 million, as compared to $2.6 million for the first quarter of 2011
- Electronic payment processing segment pretax income increased 72% to $2.1 million in the first quarter of 2012 as compared to $1.2 million in the first quarter of 2011
- Small business finance segment pretax income increased 15% to $1.5 million in the first quarter of 2012 as compared to $1.3 million in the first quarter of 2011

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First Quarter Key Performance Statistics 3

- Our SBA lender funded $25 million of loans in the first quarter of 2012 as compared to $19 million during the same period in 2011
- The Company signed an agreement with Summit Capital Partners for $10 million - $15 million in mezzanine debt on April 26, 2012 to be used to support Newtek's continued growth and provide working capital necessary to expand its product offerings
- The Company expects full year EPS of between $0.10 and $0.13 per diluted share
- The Company is revising its guidance for pretax income to between $6.5 million and $8.5 million, up from its previously issued guidance of $5.0 million to $7.0 million, and Modified EBITDA to between $14.3 million and $16.3 million, up from its previously issued guidance of $11.0 million to $13.0 million

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First Quarter Key Performance Statistics 4

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First Quarter 2012 Conference Call Agenda
Q1 2012 Financial Performance, Cash Position, Balance Sheet
Commentary, Developments and Business Trends
Focus on Revenue Growth
New Financing Arrangement with Summit Partners
2012 Guidance

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First Quarter 2012 Financial Results
Q1 2012 vs. Q1 2011 core operating segment revenue:
Electronic Payment Processing: $20.6 million – up 3% from Q1 2011
(revenue up 10% excluding impact of Durbin Amendment)
Managed Technology Solutions: $4.7 million – down 3% from Q1 2011
Small Business Finance: $4.8 million – up 36% after adjusting for fair value accounting adjustment related to timing of recognition of premium income included in prior quarter
Q1 2012 vs. Q1 2011 core operating segment pretax income:
Electronic Payment Processing: $2.1 million – up 72% from Q1 2011
Managed Technology Solutions: $1.1 million – down 10% from Q1 2011
Small Business Finance: $1.5 million - up 15% from Q1 2011

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Cash Position
$22.6 million in cash and cash equivalents and restricted cash at
March 31, 2012, down from $25.4 million at December 31, 2011
Equates to $0.42 cash per share,
Equates to $0.63 cash per share when including restricted cash

Balance at March 31, 2012	Balance at December 31, 2011
Total Assets	$140,330	$132,010
Total Liabilities	76,820	72,711
Total Equity	63,510	59,299

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Selected Balance Sheet Items
In thousands of dollars
Major changes in Assets and Liabilities
Increase of $9.0 million in Broker receivable
Increase of $4.7 million in SBA loans held for investment
Increase of $8.0 million in Bank notes payable
Decrease of $2.5 million in Credits and Notes Payable in credits in lieu of cash

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Reduced Effect of Capco
on Consolidated Results
Balance sheet illusionary leverage
$14.5 million – Credits in lieu of cash
$14.5 million – Notes payable in credits in lieu of cash
Management time
Accounting cost
Other miscellaneous costs

$40
$35
$30
$25
$20
$15
$10
$5
$0
2010
2011
2012
2013
2014
2015
2016

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Future Year End Balance of Tax Credits 10 $ in millions

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Developments in EPP
Q1 2012 EPP revenue up $530 thousand, or 3% compared with year ago period; excluding impact of Durbin Amendment, revenue
increased by 10%
Q1 2012 EPP pretax income of $2.1 million, a 72% increase
compared with Q1 2011
Cash flow positive business
Significant operating leverage
EPP segment does not have any debt
eCommerce : Single most important corporate initiative and identifier

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Managed Technology Solutions Initiatives
Q1 2012 Web hosting and design revenue down 3% compared to
year ago quarter
Q1 2012 MTS pretax income decreased by 10% over prior year
Decrease in web hosting due to decline in monthly plans
Increase in average revenue per plan resulting from increase in number of cloud instances and higher-cost plans sold
Changeover in management in:
Presidency of MTS
Customer Service
Sales Department
All products cloud-solutions oriented
Improve our position in products in addition to Microsoft products

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Developments in Small Business Finance
Q1 2012 SBF revenue, after adjusting for fair value accounting adjustment related to timing of recognition of premium income included in prior quarter, increased 36% over year ago period
Q1 2012 SBF pretax income $1.5 million, a 15% increase compared with prior year
This sector offers the best opportunity for Newtek stockholders
We have a very strong lending infrastructure (origination, underwriting, funding, servicing, and collection); this infrastructure is valuable more so today
110 to 114 pricing on governments
FDIC contract
We are an S&P-rated commercial servicer
Closed $10 - $15 million in mezzanine loan in April 2012
This will increase our capability to increase our lending in $100 million increments;
every $100 million in additional originations results in approximately $4 million in annual pretax dollars

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Small Business Finance
Servicing Portfolio (in thousands):
Q1 2012 Q1 2011 Increase
Servicing for our loans $  295,900 $ 231,400 $  64,500
Servicing for others $  135,900 $   76,200 $  59,700
Total servicing portfolio $  431,800 $ 307,600 $124,200
From March 31, 2011 to March 31, 2012, our servicing portfolio increased by
40%
We added an additional $125 million in external servicing in April 2012
We anticipate our portfolio increasing to $650 million by December 31, 2012

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Newtek Payroll Services
Payroll management, payment and reporting service
Competitively priced and ideal for small and medium sized
businesses
Currently servicing customers in 33 states
Compliments existing Newtek Products
Insurance
WC Pay-go
“Payroll in the Cloud”

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Growth Strategy
The Small Business Authority brand through www.thesba.com
Emphasize cross-selling and cross-marketing into the customer base
Continue to grow alliance channels as outsourcing of our services is attractive to banks, credit unions and other affinity groups
Outbound campaign with direct focus on small businesses through television and radio
Grow our presence as a business service provider with all of our business applications hosted in the cloud

thesba.com

THE SMALL BUSINESS AUTHORITY™

powered by Newtek™

powered by Newtek

Our Strategy & Mission
We are a thought leader and destination for independent owner operators of small businesses.  The Small Business Authority provides products, services, and data to small and medium size businesses across the United States to grow their sales, reduce their expenses, reduce their risk and offer state of the art efficient business strategies, structures, and content to run their businesses.

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9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
6,973
8,467
Q1 2011
Q1 2012

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18 Total Referrals Total referrals received increased over 20% as compared with the year ago quarter as a result of our new initiatives

THE SMALL BUSINESS AUTHORITY
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TheSBA
330,000
300,000
270,000
240,000
210,000
180,000
150,000
120,000
90,000
60,000
30,000
0
301,482
190,572
Total Visitors - Jan 2011 to Mar 2012
Total Unique Visitors - Jan 2011 to Mar 2012

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19 63% of visitors are unique to www.thesba.com compared to repeat visitors

THE SMALL BUSINESS AUTHORITY™

thesba.com

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Total Unique Visitors for TheSBA
20,000
18,000
16,000
14,000
12,000
10,000
8,000
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12

Unique Visitors for TheSBA
Total Visitors for TheSBA
30,000
27,000
24,000
21,000
18,000
15,000
12,000
9,000
6,000
3,000
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12

Total Unique Visitors for TheSBA - Q1 2011 vs Q1 2012
60000
50000
40000
30000
20000
10000
0
Q1 2011
Q1 2012

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20 54% increase in total unique visitors for Q1 2012 compared to Q1 2011

23.11% Search Traffic
39,063 Visits
40.78% Referral Traffic
68,947 Visits
35.42% Direct Traffic
59,875 Visits
0.70% Campaigns
1,180 Visits

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Current General Statistics
Our Alexa traffic ranking is 74,036 with 688 sites linking in
63% Bounce Rate; average time on site is 2 minutes: 23 seconds
An average of approximately 1,100 unique visitors per day

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Small Business Authority
Branding Achievements
Forbes publishes
The Small Business Authority Blog
daily which
can be viewed at http://blogs.forbes.com/thesba/
Our introductory post which explains what our blog will do can be viewed at
http://blogs.forbes.com/thesba/2011/06/15/your-authority-on-small-
business/
The Small Business Authority Index
is published by Bloomberg
Newswire monthly
The Small Business Authority Market Sentiment Survey
is publis
hed on CNBC, NYDailyNews, Small Business Trends etc.

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Current Marketing Strategy - 77 WABC Radio
“Reporting Live from The Small Business Authority Studios”
over 400 mentions per month
Over 250 sixty second radio commercials per month.  Hear
our spots on www.thesba.com
click on community, then click on radio spots to hear our personalities, like Imus, Hannity, Levin, Kudlow, Batchelor and McIntyre broadcast our spots
The Small Business Authority Hour
The first Saturday of every month on 77 WABC and WABCradio.com
(click listen live)
Our show for independent business owners and operators
Go to our website
www.thesba.com,
click on community and then radio
spots to listen to the podcasts

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WABC Radio Overview
“The Imus in the Morning Show” – broadcast Monday through
Friday, 6am EST to 9:20am EST on 77 WABC and Fox
Business News
SBAS – Small Business Authority Studios
See Warner Wolf broadcast sports from the SBAS several times each morning
Backdrop
Microphone flags
See Bernard McGirk broadcast his “Bernie Briefing” from the SB
AS several times each morning
Backdrop
Microphone flags
Testing for future growth for Thesba brand and direct-to-market distribution

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SB Authority Index
Financial barometer for small business economy
Made up of eight primary business and economic
components of the small business economy
SB Authority Index released at beginning of every month
Available in our newsletter with approximately 60,000 in
distribution
Available on our website now at www.thesba.com

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July 2012 Advertising & Media Plan National versus regional Television, digital, and other media added to regional radio Increased budget by 50% 26

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SB Authority Market Sentiment Survey
On a monthly basis, delivers the pulse of the small business economy by polling our client base on topical issues like
health care, the lending environment and other important
issues affecting small businesses
Usually poll in excess of 1,200 respondents
Released once per month
Results are available in our newsletter with approximately
60,000 in distribution
Available to all to participate and view results on our website at www.thesba.com

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Marketing Focus

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Strategic Alliance Partner Channel
Hired new SVP of National Sales, Hyonwoo Shin
Mr. Shin’s expertise includes Investment Banking, Management of
Distressed Private Finance, and Raising Capital
He is also a graduate of the US Military Academy, West Point, served in the
US Army as 1
st
Lieutenant, and received numerous accolades during his
service
Driven by Newtracker® our proprietary referral and tracking
system
Referral volume continues to grow on a consolidated basis
CUNA Microsoft
Pershing Morgan Stanley Smith Barney
Chartis New York Community Bank
Humana Insurance Company General Motors Minority Dealers
Association

THE SMALL BUSINESS AUTHORITY™

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16%
14%
12%
10%
8%
6%
4%
2%
0%
7.1%
13.9%
Q1 2011
Q1 2012

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With the launch of our new website and The Small Business Authority brand, direct channel referrals produced 13.9% of our total referrals in Q1 2012 compared with 7.1% in the year ago quarter
Percent of Referrals from Direct Channel

3,000
2,500
2,000
1,500
1,000
500
0
2,432
2,674
Q1 2011
Q1 2012

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31 For the quarter ended March 31, 2012, cross sell referrals increased by 10% over the year ago quarter Cross Sell Referrals

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Small Business Authority Channel
Grow internet web based direct business
through search
through branding on TV, radio, print and public relations
Grow as the destination spot for independent owner/operator
businesses
Increase recognition as being “The Authority” in business issues for small businesses, and in each of the following areas:
Lending Electronic payment processing
Insurance brokerage Outsourced technology managed services
Business information Payroll
Data storage Health insurance

In Conclusion 33

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Annual Pretax Income Trend

Pretax income (loss), in millions
-$18
-$12
-$6
$0
$6
$12
2007
Actual
2008
Actual
2009
Actual
2010
Actual
2011
Actual
2012
Forecast
Midpoint
$(17.5) $(13.1) $(4.0) $0.9 $2.3 $7.5

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2012 Revised Segment Guidance

*Note: totals may not add due to rounding
In millions of dollars
Electronic Managed Small Total
Payment Technology Business All Corporate Business CAPCO Intercompany
Processing Solutions Finance Other Activities Segments Segment Eliminations Total
Low High Low High Low High Low High Low High Low High Low High Low High
2012 Full Year
Revenue 84.3 85.7 18.8 19.2 24.2 25.2 1.7 2.0 0.8 0.8 129.8 132.9 0.8 0.8 (1.5) 129.1 132.2
Pretax Income (Loss) 8.2 8.6 4.3 4.5 5.5 6.7 (1.0) (0.9) (8.5) (8.4) 8.5 10.5 (2.0) (2.0) - 6.5 8.5
Income from tax credits - - - - - - - - - - - - (0.8) (0.8) - (0.8) (0.8)
Net change in fair value of
credits in lieu of cash and
notes payable in credits in
lieu of cash - - - - - - - - - - - - 0.1 0.1 - 0.1 0.1
Deferred compensation
expense - - - - - - - - 0.4 0.4 0.4 0.4 - - - 0.4 0.4
Lease loss amortization - - - - - - - - (0.2) (0.2) (0.2) (0.2) - - - (0.2) (0.2)
Interest Expense - - 0.1  0.1 3.8 3.8 - - - - 3.9 3.9 0.7 0.7 - 4.6    4.6
Depreciation and
Amortization 0.8 0.8 1.2 1.2 1.5 1.5 - - 0.2 0.2 3.7 3.7 - - - 3.7 3.7
Modified EBITDA 9.0 9.4 5.6 5.8 10.8 12.0 (1.0) (0.9) (8.1) (8.0) 16.3 18.3 (2.0) (2.0) - 14.3 16.3

Financial Review Jennifer C. Eddelson – CAO

Non-GAAP Financial Measures
In evaluating its business, Newtek considers and uses modified EBITDA as a supplemental measure of its operating performance.  The Company defines modified EBITDA as earnings excluding income from tax credits, net change in fair value of credits in lieu of cash and notes payable in credits in lieu of cash, interest expense, deferred compensation expense, lease loss expense, taxes, depreciation and amortization.  Newtek uses modified EBITDA as a supplemental measure to review and assess its operating performance.  The Company also presents modified EBITDA because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.
The term modified EBITDA is not defined under U.S. generally accepted accounting principles, or U.S.
GAAP, and is not a measure of operating income(loss), operating performance or liquidity presented in accordance with U.S. GAAP. Modified EBITDA has limitations as a analytical tool and, when assessing the Company’s operating performance, investors should not consider modified EBITDA in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP.  Among other things, modified EBITDA does not reflect the
Company’s actual cash expenditures. Other companies may calculate similar measures differently than Newtek, limiting their usefulness as comparative tools.  Newtek compensates for these limitations by relying primarily on its GAAP results and using modified EBITDA only supplementally.

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Q1 2012 Actual vs. Q1 2011 Actual

In millions of dollars
Revenue For
The Quarter
Ended
March 31, 2012
Actual
Revenue For
The Quarter
Ended
March 31, 2011
Actual
Pretax Income
(Loss) For The
Quarter Ended
March 31, 2012
Actual
Pretax Income
(Loss) For The
Quarter Ended
March 31, 2011
Actual
MODIFIED
EBITDA For The
Quarter Ended
March 31, 2012
Actual
MODIFIED
EBITDA For The
Quarter Ended
March 31, 2011
Actual
Electronic
Payment
Processing
20.618 20.089 2.066 1.204 2.316 1.588
Managed
Technology
Solutions
4.693 4.829 1.102 1.231 1.430 1.635
Small
Business
Finance
4.839 5.053 1.466 1.271 2.273 2.097
All Other 0.546 0.354 (0.234) (0.296) (0.212) (0.271)
Corporate
Activities
0.250 0.335 (1.800) (1.965) (1.739) (1.871)
CAPCO 0.200 0.340 (0.495) (0.611) (0.483) (0.600)
Interco
Eliminations
(0.417) (0.477) – – – –
Total 30.729 30.523 2.105 0.834 3.585 2.578
*Note: totals may not add due to rounding

2012 Revised Segment Guidance

*Note: totals may not add due to rounding
In millions of dollars
Electronic Managed Small Total
Payment Technology Business All Corporate Business CAPCO Intercompany
Processing Solutions Finance Other Activities Segments Segment Eliminations Total
Low High Low High Low High Low High Low High Low High Low High Low High
2012 Full Year
Revenue 84.3 85.7 18.8 19.2 24.2 25.2 1.7 2.0 0.8 0.8 129.8 132.9 0.8 0.8 (1.5) 129.1 132.2
Pretax Income (Loss) 8.2 8.6 4.3 4.5 5.5 6.7 (1.0) (0.9) (8.5) (8.4) 8.5 10.5 (2.0) (2.0) - 6.5 8.5
Income from tax credits - - - - - - - - - - - - (0.8) (0.8) - (0.8) (0.8)
Net change in fair value of
credits in lieu of cash and
notes payable in credits in
lieu of cash - - - - - - - - - - - - 0.1 0.1 - 0.1 0.1
Deferred compensation
expense - - - - - - - - 0.4 0.4 0.4 0.4 - - - 0.4 0.4
Lease loss amortization - - - - - - - - (0.2) (0.2) (0.2) (0.2) - - - (0.2) (0.2)
Interest Expense - - 0.1  0.1 3.8 3.8 - - - - 3.9 3.9 0.7 0.7 - 4.6    4.6
Depreciation and
Amortization 0.8 0.8 1.2 1.2 1.5 1.5 - - 0.2 0.2 3.7 3.7 - - - 3.7 3.7
Modified EBITDA 9.0 9.4 5.6 5.8 10.8 12.0 (1.0) (0.9) (8.1) (8.0) 16.3 18.3 (2.0) (2.0) - 14.3 16.3

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2012 Previous Segment Guidance

*Note: totals may not add due to rounding
In millions of dollars
Electronic Managed Small Total
Payment Technology Business All Corporate Business CAPCO Intercompany
Processing Solutions Finance Other Activities Segments Segment Eliminations Total
Low High Low High Low High Low High Low High Low High Low High Low High
2012 Full Year
Revenue 84.0 85.4 18.9 19.3 25.1 26.1 1.5 1.8 0.8 0.8 130.3 133.4 0.8 0.8 (1.4) 129.7 132.8
Pretax Income (Loss) 7.7 8.1 4.3 4.5 4.6 5.8 (1.0) (0.9) (8.7) (8.6) 6.9 8.9 (1.9) (1.9) - 5.0 7.0
Income from tax credits - - - - - - - - - - - - (0.8) (0.8) - (0.8) (0.8)
Net change in fair value of
credits in lieu of cash and
notes payable in credits in
lieu of cash - - - - - - - - - - - - 0.1 0.1 - 0.1 0.1
Deferred compensation
expense - - - - - - - - 0.4 0.4 0.4 0.4 - - - 0.4 0.4
Lease loss amortization - - - - - - - - (0.3) (0.3) (0.3) (0.3) - - - (0.3) (0.3)
Interest Expense - - 0.1  0.1 1.7 1.7 - - - - 1.8 1.8 0.7 0.7 - 2.5     2.5
Depreciation and
Amortization 0.8 0.8 1.2 1.2 1.8 1.8 - - 0.2 0.2 4.0 4.0 - - - 4.0 4.0
Modified EBITDA 8.5 8.9 5.6 5.8 8.1 9.3 (1.0) (0.9) (8.4) (8.3) 12.9 14.9 (1.9) (1.9) - 11.0 13.0

Going Forward: 2012 Barry Sloane - CEO

Questions & Answers

Addendum

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Pretax
Income
(Loss)
Income
from Tax
Credits
Net Change
in Fair
Value of
Credits in
Lieu of
Cash and
Notes
Payable in
Credits in
Lieu of
Cash
Deferred
Comp
Expense
Lease
restructuring
charges
Interest
Expense
Depreciation
and
amortization
Q1 2012
Modified
EBITDA
Electronic Payment
Processing
2.066 - - 0.009 - - 0.241 2.316
Managed Technology
Solutions
1.102 - - 0.008 - 0.022 0.298 1.430
Small Business Finance 1.466       - - 0.011 - 0.577 0.219 2.273
All Other (0.234) - - 0.008 - - 0.014 (0.212)
Corporate Activities (1.800) - - 0.106 (0.073) 0.001 0.027 (1.739)
CAPCO (0.495) (0.191) (0.036) - - 0.237 0.002 (0.483)
Total 2.105 (0.191) (0.036) 0.142 (0.073) 0.837 0.801 3.585
Modified EBITDA Reconciliation
Modified EBITDA Reconciliation from Pretax Income (Loss)
For the quarter ended March 31, 2012
In millions of dollars
*Note: totals may not add due to rounding

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Pretax
Income
(Loss)
Income from
Tax Credits
Net Change
in Fair Value
of Credits in
Lieu of Cash
and Notes
Payable in
Credits in
Lieu of Cash
Deferred
Comp
Expense
Interest
Expense
Depreciation
and
amortization
Q1 2011
Modified
EBITDA
Electronic Payment Processing 1.204 - - 0.003 - 0.381 1.588
Managed Technology Solutions 1.231 - - 0.002 0.028 0.375 1.635
Small Business Finance 1.271 - - 0.004 0.630 0.192 2.097
All Other (0.296) - - 0.003 - 0.021 (0.271)
Corporate Activities (1.965) - - 0.037 - 0.058 (1.871)
CAPCO (0.611) (0.313) (0.075) - 0.397 0.003 (0.600)
Total 0.834 (0.313) (0.075) 0.049 1.055 1.030 2.578
Modified EBITDA Reconciliation
Modified EBITDA Reconciliation from Pretax Income (Loss)
For the quarter ended March 31, 2011
In millions of dollars
*Note: totals may not add due to rounding